SUPPLEMENT DATED SEPTEMBER 3, 2003

TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2003

FOR KEMPER INVESTORS LIFE INSURANCE COMPANY

INDIVIDUAL AND GROUP VARIABLE AND MARKET VALUE ADJUSTED DEFERRED ANNUITY CONTRACTS

SCUDDER PASSPORT

Issued By

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

and

KEMPER INVESTORS LIFE INSURANCE COMPANY

This Supplement amends information contained in the Scudder Passport Statement of Additional Information.

The Section entitled "SERVICES TO THE SEPARATE ACCOUNT" appearing on page 1 of the Statement of Additional Information is amended by adding the following to the end of the first paragraph thereof:

"Effective September 3, 2003, Federal Kemper Life Assurance Company administers and 100% reinsures the Contracts pursuant to a coinsurance agreement entered into with KILICO."

The Section entitled "FINANCIAL STATEMENTS" appearing on page 4 of the Statement of Additional Information is amended by adding the following to the end thereof:

"Effective September 3, 2003, Federal Kemper Life Assurance Company ("FKLA") administers and 100% reinsures the Contracts pursuant to a coinsurance agreement entered into with KILICO. Pursuant to the coinsurance agreement, KILICO transferred certain of its assets to FKLA. This Statement of Additional Information also contains unaudited pro forma financial statements for KILICO as of December 31, 2002 and June 30, 2003 to show how the coinsurance agreement might have affected the historical financial statements if the coinsurance agreement had been in effect during the applicable periods."